UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2021
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
1550 Bryant Street, Suite 200
San Francisco, CA, 94103
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Board Reclassification

On August 27, 2021, Anne Raimondi notified the Board of Directors (the “Board”) of Asana, Inc. (the “Company”) of her decision to resign from the Board effective as of August 30, 2021. There were no disagreements between Ms. Raimondi and the Company. Effective as of the time of Ms. Raimondi’s resignation on August 30, 2021, the Board reduced the size of the Board to seven members and appointed Lorrie Norrington to serve as Lead Independent Director of the Board.

In connection with Ms. Raimondi’s resignation, the Board determined that it was in the best interests of the Company to reconstitute the Board such that each class of the Board consists, as nearly as possible, of one-third of the total number of directors. Accordingly, the Board approved the designation of Sydney Carey, who is currently a Class I director of the Company, as a Class III director, effective as of Ms. Raimondi’s resignation. Ms. Carey’s term as a Class I director was scheduled to expire at the 2024 annual meeting of stockholders, and her term as a Class III director will now expire at the 2023 annual meeting of stockholders.

Additional information about Ms. Carey is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 3, 2021. As a non-employee director, Ms. Carey will continue to be compensated in accordance with the Company’s non-employee director compensation policy, as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 3, 2021.

Resignation of Officer

On August 27, 2021, Christopher Farinacci notified the Board of his decision to resign as Chief Operating Officer of the Company, effective as of August 30, 2021. Mr. Farinacci remains an employee of the Company and has agreed to serve as an advisor to the Company’s new Chief Operating Officer, effective as of August 30, 2021. There were no disagreements between Mr. Farinacci and the Company.

Chief Operating Officer Transition

On August 27, 2021, the Board appointed Anne Raimondi as Chief Operating Officer of the Company, effective as of August 30, 2021.

On August 27, 2021, Ms. Raimondi entered into an employment offer letter with the Company (the “Raimondi Offer Letter”), pursuant to which she became an employee and commenced her role as the Company’s Chief Operating Officer as of August 30, 2021.

Ms. Raimondi, age 49, previously served as a member of the Board from February 2019 and as the Company’s lead independent director from December 2019 to August 2021. She most recently served as the Chief Customer Officer of Guru Technologies, Inc., a knowledge management solution company, from May 2019 through January 2021 and joined its board as an independent director in February 2021. Prior to joining Guru, from August 2013 to November 2017, Ms. Raimondi served in several roles at Zendesk, Inc., a customer service platform provider, including as Senior Vice President, Strategy, and Senior Vice President, Operations. Ms. Raimondi currently also serves on the boards of Gusto, Inc. and Patreon, Inc. and has previously served on the board of directors of several other companies, including SendGrid, Inc. from February 2018 to February 2019, and Bloc, Inc. from June 2017 to April 2018. Ms. Raimondi holds a B.A. in economics and sociology and an M.B.A. from Stanford University, and is a Lecturer in Management at the Graduate School of Business at Stanford.

Pursuant to the Raimondi Offer Letter, Ms. Raimondi will receive an annual base salary of $700,000 and, subject to approval by the Board or the Compensation Committee of the Board (the “Compensation Committee”), a one-time equity grant of 174,961 restricted stock units (the “RSUs”). The RSUs will be subject to the terms of the Company’s 2020 Equity Incentive Plan. Subject to Ms. Raimondi’s continuous service with the Company, the RSUs will vest as follows: (i) 35% of the RSUs will vest on the on the first anniversary of the vesting commencement date determined by the Board or Compensation Committee (the “VCD”), (ii) a total of 30% of the RSUs will vest quarterly between the first and second anniversary of the VCD, (iii) a total of 20% of the RSUs will vest quarterly between the second and third anniversary of the VCD, and (iv) the remaining 15% of the RSUs will vest quarterly between the third and fourth anniversaries of the VCD. All vested RSUs are subject to a mandatory one year hold from the date of vest. Ms. Raimondi’s employment is at-will.

There are no arrangements or understandings between Ms. Raimondi and any other persons pursuant to which Ms. Raimondi was appointed as Chief Operating Officer of the Company, effective as of August 30, 2021. There are also no family relationships between Ms. Raimondi and any director or executive officer of the Company and, since the beginning of the Company’s last fiscal year, she has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except for the director compensation previously disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on May 3, 2021 and the compensation arrangements described in this Current Report on Form 8-K and its exhibits.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions and agreements contained in the Raimondi Offer Letter, and is subject to and qualified in its entirety by reference to the complete text of the Raimondi Offer Letter, a copy of which is filed as Exhibit 10.1 hereto.

A copy of the press release announcing the executive transition described herein is attached to this report as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter between Anne Raimondi and the Registrant, dated as of August 27, 2021.
99.1	Press Release, dated September 1, 2021, entitled “Asana Announces the Appointment of Anne Raimondi as Chief Operating Officer.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: September 1, 2021	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel and Corporate Secretary